CALLON ACQUISITION OF CARRIZO July 15, 2019 Exhibit 99.2

Important Disclosures No Offer or Solicitation Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Communication in this presentation do not constitute a notice of redemption with respect to or an offer to purchase or sell (or the solicitation of an offer to purchase or sell) any preferred stock of Carrizo Oil & Gas, Inc. Additional Information and Where to Find It In connection with the proposed transaction, Callon Petroleum Company (“Callon”) and Carrizo intend to file materials with the SEC, including a Registration Statement on Form S-4 of Callon (the “Registration Statement”) that will include a joint proxy statement of Callon and Carrizo that also constitutes a prospectus of Callon. After the Registration Statement is declared effective by the SEC, Callon and Carrizo intend to mail a definitive proxy statement/prospectus to stockholders of Callon and shareholders of Carrizo. This presentation is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Callon or Carrizo may file with the Securities and Exchange Commission (the “SEC”) and send to Callon’s stockholders and/or Carrizo’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CALLON AND CARRIZO ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY CALLON AND CARRIZO WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CALLON, CARRIZO AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the Registration Statement and joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Callon and Carrizo with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Callon will be available free of charge from Callon’s website at www.callon.com under the “Investors” tab or by contacting Callon’s Investor Relations Department at (281) 589-5200 or IR@callon.com. Copies of documents filed with the SEC by Carrizo will be available free of charge from Carrizo’s website at www.carrizo.com under the “Investor Relations” tab or by contacting Carrizo’s Investor Relations Department at (713) 328-1055 or IR@carrizo.com. Participants in the Proxy Solicitation Callon, Carrizo and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Callon’s stockholders and Carrizo’s shareholders in connection with the proposed transaction. Information regarding the executive officers and directors of Callon is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on March 27, 2019. Information regarding the executive officers and directors of Carrizo is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 2, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above. Cautionary Statement Regarding Forward-Looking Information Certain statements in this news release concerning the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Callon’s or Carrizo’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

Important Disclosures (continued) These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, failure to obtain the required votes of Callon’s stockholders or Carrizo’s shareholders to approve the transaction and related matters; whether any redemption of Carrizo’s preferred stock will be necessary or will occur prior to the closing of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Callon and Carrizo; the effects of the business combination of Callon and Carrizo, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; and the risks of oil and gas activities. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters. Additional factors that could cause results to differ materially from those described above can be found in Callon’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each of which is on file with the SEC and available from Callon’s website at www.callon.com under the “Investors” tab, and in other documents Callon files with the SEC, and in Carrizo’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each of which is on file with the SEC and available from Carrizo’s website at www.carrizo.com under the “Investor Relations” tab, and in other documents Carrizo files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Callon nor Carrizo assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Supplemental Non-GAAP Financial Measures This presentation includes non-GAAP measures, such as adjusted EBITDA, Free Cash Flow and other measures identified as non-GAAP. Management also uses adjusted EBITDAX, which reflects adjusted EBITDA plus exploration and abandonment expense. Reconciliations are available in the Appendix. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. We define adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation, depletion and amortization, asset retirement obligation accretion expense, exploration expense, (gains) losses on derivative instruments excluding net settled derivative instruments, impairment of oil and natural gas properties, non-cash equity based compensation, other income, gains and losses from the sale of assets and other non-cash operating items. Management believes adjusted EBITDA is useful because it allows it to more effectively evaluate our operating performance and compare the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income in arriving at adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as an indicator of our operating performance or liquidity. Certain items excluded from adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of adjusted EBITDA. Our presentation of adjusted EBITDA should not be construed as an inference that our results will be unaffected by unusual or non-recurring items. Free Cash Flow is also a supplemental non-GAAP financial measure that is used by management and external users of our financial statements to assess our liquidity. We define Free Cash Flow as net cash provided by operating activities less capital expenditures attributable to continuing operations. Management believes that Free Cash Flow provides useful information in assessing the impact of our ability to generate cash flow in excess of capital requirements and to return cash to shareholders. Free cash Flow should not be considered as an alternative to net cash provided by operating activities or any other measure of liquidity in accordance with GAAP. We have not provided a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP. We are unable to project net cash provided by operating activities for any future period because this metric includes the impact of changes in operating assets and liabilities related to the timing of cash receipts and disbursements that may not relate to the period in which the operating activities occurred. We are unable to project these timing differences with any reasonable degree of accuracy without unreasonable efforts such as predicting the timing of its and customers’ payments, with accuracy to a specific day, months in advance.

“TEXAS STRONG”: CREATING THE PREMIER OILY MID-CAP COMPANY Recently streamlined operations in mid-cycle manufacturing mode Co-development of multi-interval high return inventory MIDLAND BASIN Long-term growth driver shifting into development mode Capital intensity addressed with scaled development utilizing simultaneous operations Ample organic inventory upside through stacked pay delineation Highly efficient cash flow machine with repeatable, low-risk inventory for reinvestment Lower capital intensity projects provide balance within broader company development portfolio Houston-based company focused on the development of premier Texas shale assets All core operating areas transitioning to large scale development on established infrastructure footprints Combination of comparably high-return, de-risked inventories with meaningful organic growth potential through delineation upside DELAWARE BASIN EAGLE FORD HOUSTON HEADQUARTERS

TRANSACTION OVERVIEW Consideration Pro Forma Ownership and Governance Next Steps $3.2 billion transaction value Carrizo shareholders will receive a fixed exchange ratio of 2.05x Callon common shares for each share of Carrizo common stock they own Exchange ratio implies a price of $13.12 per Carrizo share based on Callon’s closing price of $6.40 on July 12, 2019 which implies a premium of: 25% to Carrizo’s closing price on July 12, 2019 18% to Carrizo’s 60-day VWAP Callon shareholders will own approximately 54% of the pro forma company and Carrizo shareholders will own 46% Carrizo will receive three Board seats in the pro forma company Callon executive management team unchanged at closing Transaction expected to close 4Q19, subject to approval by both Callon and Carrizo shareholders Subject to customary closing conditions, including necessary regulatory approval

COMBINATION ACCELERATES STRATEGIC PATH 6 Relentless Pursuit of Capital Efficiency Clear economic benefits of scaled development model across portfolio Sustainable “life of field” development of substantial inventory Balance of cash conversion cycle times Sustainable Free Cash Flow Growth Preservation of leading cash margins Rationalization of corporate costs Combination of relatively mature production profiles Double-digit production growth within cash flow Improved Financial Profile Accelerated free cash flow for near-term debt reduction Large, diversified asset base with opportunities for pruning Visibility to improved cost of capital Differentiated Oil and Gas Investment Combining Repeatable Growth with Leading Full-Cycle Cost of Supply

PRO FORMA ASSET PORTFOLIO OVERVIEW Pro forma for Callon’s divestiture of Ranger operating area. Two-stream for Callon and three-stream for Carrizo. Adj. EBITDA is a non-GAAP financial measure. Please see the Non-GAAP disclosures in the Appendix. PERMIAN Net acres (1) ~120,000 Delineated operated locations (1) ~1,900 1Q19 production (2) 62.7 Mboe/d (66% oil) 2020E rigs ~7 EAGLE FORD Net acres ~80,000 Delineated operated locations ~600 1Q19 production (2) 39.5 Mboe/d (79% oil) 2020E rigs ~2 TOTAL Net acres (1) ~200,000 Delineated operated locations (1) ~2,500 1Q19 production (2) 102.3 Mboe/d (71% oil) 2020E rigs ~9 LTM Adj. EBITDA (1Q19) (3) $1.2 billion YE18 SEC PV-10 ~$7 billion (~60% PDP) BASIN STATISTICS CORE ASSET OVERVIEW EAGLE FORD PERMIAN - DELAWARE PERMIAN - MIDLAND 2020E Capital Allocation: ~50% 2020E Capital Allocation: ~25% 2020E Capital Allocation: ~25% ~200,000 Net Acres

BALANCED CONTRIBUTION FROM HIGH-RETURN INVENTORY PORTFOLIOS

PRO FORMA DELINEATED INVENTORY RANKED BY IRR [1]



CALLON MIDLAND
CALLON DELAWARE
CARRIZO EAGLE FORD
CARRIZO DELAWARE
Delineated locations with > 25% IRR including facilities

LEADING MARGINS AND F&D



$10
$12
$14
$16
$18
$20
$22
$24
YE 18 PD F&D ($/BOE)
$10
$15
$20
$25
$30
$35
1Q19 EBITDAX MARGIN ($/BOE)
PRO FORMA
CARRIZO
CALLON

RECYCLE RATIO VS. PEERS



Pro forma does not include synergies or capital efficiency
0.8x
1.1x
1.2x
1.3x
1.3x
1.5x
1.8x
1.8x
1.9x
1.9x
2.0x
2.1x
A
B
C
D
E
F
CARRIZO
G
PRO FORMA
H
CALLON
I

Source: Bloomberg, equity research, company filings.
Note: Peers include CDEV, JAG, MTDR, OAS, PDCE, PE, QEP, SM, and WPX;
1. Operated inventory shown; excludes locations with IRR <25%; assumes 1Q19 D&C costs plus 10% additional facilities; assumes internal Callon / Carrizo type curves as of 1Q19. Assumes oil pricing as follows: WTI: $55 / bbl flat; WTI-Midland differential: ($1.00) / bbl; LLS-WTI differential: +$3.00 / bbl; Brent-WTI differential: +$8.00 / bbl; assumes gas pricing as follows: HHUB: $2.75 / mmbtu flat ; HHUB-WAHA differential: ($1.50) / mmbtu for 2Q19-3Q19 and ($0.75) / mmbtu from 4Q19 onward; assumes NGL pricing as follows: $20 / bbl NGLs.
2. Recycle Ratio calculated as 1Q19 EBITDAX margin / 2018 F&D costs.

8

ACCELERATING GOALS AS OPTIMIZED ENTITY

PRODUCTION [1] (MBOE/D)



CALLON
CARRIZO
PRO FORMA
>10% CAGR
104.3
64.7
39.6
2019E Consensus
2021 Target

FREE CASH FLOW [2] ($mm)



CALLON
CARRIZO
PRO FORMA
2020E SYNERGIES
CONSENSUS
$89
($66)
$11
$115
2019E Consensus
2020E Target

ANNUAL RUN RATE SYNERGIES OF $100⁺MM BEGINNING IN 2020

CORPORATE FCF BREAKEVEN



~ $60
~ $50
< $50
2019E
2020 Target
2021 Target

2020E CORPORATE METRICS

LEVERAGE < 2.0x

ROACE [3] > 10%

CROCI [4] > 15%

Note: Oil (WTI) and natural gas (Henry Hub) benchmark pricing based on consensus and strip pricing as of July 12, 2019. Assumes the following differentials as of July 12, 2019: Mid-Cush, Brent, LLS, WAHA, HSC; Assumes realized NGL pricing of $20.00 / Bbl.

1. Production volume for Callon on two-stream basis and three-stream basis for Carrizo.
2. FCF target calculated as CFO less capex and other expenses; 2020 assumes $40mm of G&A synergies. FCF consensus source: Bloomberg.
3. ROACE calculated as EBIT / (average total assets – average current liabilities).
4. Cash return on investment ("CROCI") is defined as (GAAP cash flow from operations before changes in working capital + after-tax interest expense) / (average total debt + average stockholders' equity).

9

2020E OIL PRODUCTION (1) (MBO/D) 2020E CASH G&A EXPENSE (1) ($/Boe) STRONG PRO FORMA POSITIONING Source: Bloomberg, equity research, company filings. Note: Peers include CDEV, JAG, MTDR, OAS, PDCE, PE, QEP, SM, and WPX; Pro forma includes $40mm of G&A synergies. 1) 2020 figures shown are based upon current Bloomberg consensus estimates for all companies disclosed including the named peer group. 2Q19 PERMIAN RIG COUNT SOUTHERN DELAWARE NET ACREAGE (000’s) RATIONALIZING CORPORATE COSTS SCALE FOR FURTHER CAPITAL EFFICIENCY ENHANCMENT AND SIM OPS INITIATIVES IMPROVES MARKETING LEVERAGE / OPTIONALITY BLOCKY, HIGHLY CONTIGUOUS POSITION OF SCALE IN TOP RATE-OF-CHANGE BASIN

PRIMARY IDENTIFIED SYNERGIES

	ANNUAL RUN–RATE VALUE LOW	HIGH	10-YEAR TOTAL PV [(1)]	TIMING	COMMENTARY
OPERATIONAL SYNERGIES	$65mm	$80mm	$~400mm	Begins 1H20	• Expanded large scale development with simultaneous operations ("SimOps") improves production cycle times and well costs • Optimized, integrated development schedule enhances efficiency from continuous utilization of crews and services • Improved uptime from concentrated development of mega-pads resulting in fewer and better planned frac hits • Operational synergies increase over time with activity level
CASH G&A SAVINGS	$35mm	$45mm	$~250mm	Begins 1Q20	• G&A optimization • Elimination of corporate expense redundancies
OPTIMIZED CAPITAL ALLOCATION	Variable		$~200mm	Begins 1Q20	• Larger cash flow base allows for modest near-term activity acceleration that compounds over time while generating meaningful free cash flow • Blended portfolio of shorter cycle projects to generate cash flow funding longer cycle projects that drive NAV • High-graded, long-term, multi-zone co-development program of two robust asset bases
TOTAL	$100mm	$125mm	$~850mm		50 – 75% of Annual Run-Rate Forecast for 2020

MATERIAL UPSIDE FROM CORPORATE AND OPERATIONAL SYNERGIES

1. Represents PV-10 of the annual value midpoint over 10 years.

CAP

11

ADDITIONAL VALUE CREATION UPSIDE INTEGRATED INFRASTRUCTURE FINANCIAL ELEMENTS Pro forma cash flow base allows for capital program that supports SimOps mega pad development Balance sheet scale mitigates increased capital intensity and concentration risk of larger projects Opportunities for improved cost of capital Non-core asset divestitures DSU VALUE OPTIMIZATION Reapplication of advanced development concepts pulls forward value for the entirety of the combined Delaware footprint Accelerated shift to mega-pad development mitigates the occurrence and economic impact of parent-child relationships Maximizes the proportion of parent wells within a given DSU and accelerates development timing enhancing both NPV and ROR MARKETING SCALE AND DIVERSIFICATION Complementary footprint allows for scaled operations through integrated infrastructure Flexibility to reallocate volumes and optimize economics (e.g., expanded recycling program) Platform with larger footprint for potential monetization structures Scaled oil and gas volumes provides optionality for larger set of marketing and transportation options Diversification of market pricing points

CAPITAL EFFICIENCY BENEFITS OF DELAWARE SCALE DELAWARE D&C REDUCTIONS (1) DELAWARE CYCLE TIMES STEADILY IMPROVING (1) Reflects Callon–only operated results. 2020E & 2021E reflects preliminary pro forma development plan. SCALE BENEFITS TBU Visual on D&C Reduction from larger pads – any osprey Data? Consolidation of ancillary services over combined footprint Operational improvements and new learnings quickly reapplied on larger project designs Infrastructure base leveraged more efficiently Technology and data capture leveraged across a broader base APPLICATION ACROSS LARGER BASE (2) ~25% decrease

MEANINGFUL SCHEDULING BENEFITS FROM INTEGRATED PROGRAM

PRO FORMA SCHEDULE BENEFITS

- Combined entity cash flow base supports capital program with ample capacity for simultaneous operations development of mega-pad projects across multiple basins
- Enhanced scheduling minimizes rig and crew inefficiencies through blend of short (Eagle Ford), intermediate (Midland Basin) and longer (Delaware Basin) cycle projects
- Pro forma schedule reduces frac holidays from ~1 full crew year in 2019 to a single quarter in 2020
- Integrated 2020 pro forma schedule reduces POP-to-POP time by ~50% despite a substantial increase in average project size

CONTINUOUS FRAC CREW UTILIZATION EFFICIENCY



8
6
4
2
0
STAGES PER DAY
Efficiency: +40%
DEDICATED CREW (1Q18 AVERAGE)
DEDICATED CREW (1Q19 AVERAGE)

ENHANCED SCHEDULING INTEGRATION



Illustrative 2019 Stand-Alone Schedules (5 crews)
Q1
Q2
Q3
Q4
Callon crews
Crew 1
Crew 2
Carrizo crews
Crew 1
Crew 2
Crew 3
Illustrative 2020E Integrated Schedules (4 crews)
Q1
Q2
Q3
Q4
Pro forma crews
Crew 1
Crew 2
Crew 3
Crew 4
MIDLAND
CALLON DELAWARE
CARRIZO DELAWARE
EAGLE FORD

14

PRESERVING VALUE THROUGH OPTIMIZED DEVELOPMENT

PARENT-CHILD ISSUES REDUCED THROUGH INCREASE IN SIMOPS MEGA-PAD DEVELOPMENT



SINGLE-WELL PADS (~75% CHILDREN)
MULTI-WELL PADS (~50% CHILDREN)
SIMOPS MEGA-PADS (~25% CHILDREN)
DEVELOPMENT EVOLUTION
PARENT WELL
CHILD WELL

- Switching to mega-pad development designs significantly reduces the proportion of children wells within a given DSU
- Both NPV and ROR improvements through increase and acceleration of parent well development
- Enhanced capital efficiency through applied real-time learnings within projects, fewer mobilizations and maximization of infrastructure investments

ILLUSTRATIVE DSU NPVs UNDER VARIOUS CHILD RISKING



100
95
90
85
80
75
% OF NPV CAPTURED
SINGLE WELL
MULTI-WELL PROJECT
SCALED MEGA-PROJECT
CHILD WELL RISKING:
5%
10%
15%
20%

15

MEGA-PAD PRO FORMA BALANCE SHEET IMPACT $2 billion committed pro forma credit facility. Leverage Neutral (1) CF Neutral NPV benefits from shifting to mega-pad development need to be balanced with the financial considerations of a) capital intensity and b) concentration risk Larger pro forma balance sheet supports the increased capital intensity and mitigates concentration risk of shift to mega-pad development Impactful SimOps benefits, accelerating: Cash conversion cycle by a full quarter, easing balance sheet burden Leverage impact and cash flow neutrality (on a project-level) by a full quarter MEGA-PAD BENEFITS FROM LARGER BALANCE SHEET (1) SIMOPS SHORTENS CASH CONVERSION CYCLE SIMOPS ACCELERATES MEGA-PAD FINANCIAL BENEFITS MEGA-PAD EFFICIENCIES DRILL FRAC NO SIMOPS (PADS 1 & 2) SIMOPS (PAD 2) SIMOPS (PAD 1) DAYS

MARKETING & MIDSTREAM

MARKETING BENEFITS

- Scaled volumes provide optionality for improved marketing and additional firm transport options
- Eagle Ford assets further diversify end market exposure by providing access to Gulf Coast and waterborne markets receiving a premium to WTI

INFRASTRUCTURE INTEGRATION

- Optionality to integrate self-sufficient, standalone water systems and efficiently reallocate volumes to optimize savings
- Further upside to application of Callon recycling expertise (~80% of Delaware Basin frac volumes by YE19) on Carrizo assets

CRUDE PRICE POINT DIVERSIFICATION


CALLON 2018
CALLON 2020E
PRO FORMA 2020E
MIDLAND
INTERNATIONAL
GULF COAST

PRO FORMA DELAWARE BASIN WATER SYSTEM


Active SWD Permitted Capacity: ~ 320 Mbbl/d
Additional Permitted Capacity: ~ 135 Mbbl/d
Gathering Lines: ~ 150 miles
SWD
Water Recycling Facilities
Water Lines
Loving
Culberson
Reeves

17

FINANCIAL STRENGTH Strengthens pro forma liquidity (> $1.0 billion at close) with no near-term maturities Accelerates FCF generation for leverage reduction to target < 2.0x in 2020 with further reduction in future years Combined FCF platform creates flexibility for potential return of capital to shareholders Meaningfully enhances pro forma credit profile Enhances opportunistic refinancing flexibility to reduce cost of capital over time Pro forma NOL position > $1 billion (1) TRANSACTION HIGHLIGHTS PRO FORMA SENIOR NOTES MATURITY ($MM) Generate Sustainable Free Cash Flow Growth Reduce Leverage to < 2.0x Maintain Strong Liquidity Position Prudent Financial and Physical Risk Management Preserve Top-Tier Operating Margins KEY CORPORATE PRINCIPLES Combined Free Cash Flow Generation Accelerates Leverage Reduction and Improves Flexibility After Sec. 382 limitations.

ADVANCING CALLON’S STRATEGIC GOALS Relentless Pursuit of Capital Efficiency Clear economic benefits of scaled development model across portfolio “Life of field” development of substantial inventory Balance of project cycle times Sustainable Free Cash Flow Growth Preservation of leading cash margins Rationalization of corporate costs Combination of relatively mature production profiles Double-digit production growth within cash flow Improved Financial Profile Accelerated free cash flow for near-term debt reduction Large, diversified asset base with opportunities for pruning Meaningful opportunities for improved cost of capital

APPENDIX

Non-GAAP Reconciliation (1) Adjusted EBITDA Reconciliation (2) 2Q18 3Q18 4Q18 1Q19 1Q19 LTM Net income (loss) available to common shareholders $ 78,745 $ 112,226 $ 409,490 $ 124,835 $ 725,296 Dividends on preferred stock 6,298 6,280 6,191 6,184 24,953 Accretion on preferred stock 740 771 793 801 3,105 Loss on redemption of preferred stock - - - - - Income tax expense (benefit) 964 2,367 9,138 (184,544) (172,075) Depreciation, depletion and amortization 112,023 129,287 143,074 136,235 520,619 Interest expense, net 16,193 16,117 16,626 17,189 66,125 (Gain) loss on derivatives, net 84,266 89,727 (263,325) 150,544 61,212 Cash received (paid) for commodity derivative settlements, net (32,063) (35,501) (33,191) (2,928) (103,683) Non-cash general and administrative, net 8,370 5,770 508 10,541 25,189 Loss on extinguishment of debt - - 910 - 910 Non-recurring and other expense, net 4,264 (1,091) (1,163) 4,358 6,368 Acquisition expense 1,767 1,435 1,333 157 4,692 Adjusted EBITDA $ 281,567 $ 327,388 $ 290,384 $ 263,372 $ 1,162,711 Plus: Acquisitions – pro forma adjustments 50,380 Less: Divestitures – pro forma adjustments (50,214) LTM Adjusted EBITDA $ 1,162,877 See “Important Disclosure” slides for disclosures related to Supplemental Non-GAAP Financial Measures. Amounts shown in thousands.